UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6465

The Travelers Series Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31
Date of reporting period: December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

ANNUAL REPORT
DECEMBER 31, 2003

                                                              [UMBRELLA ART TOP]

                          [UMBRELLA ART BOTTOM]
                  THE TRAVELERS SERIES TRUST:

                  MFS VALUE PORTFOLIO

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  WHAT'S INSIDE

LETTER FROM THE CHAIRMAN....................................    1
MANAGER OVERVIEW............................................    3
PERFORMANCE COMPARISON......................................    5
SCHEDULE OF INVESTMENTS.....................................    6
STATEMENT OF ASSETS AND LIABILITIES.........................   10
STATEMENT OF OPERATIONS.....................................   11
STATEMENTS OF CHANGES IN NET ASSETS.........................   12
NOTES TO FINANCIAL STATEMENTS...............................   13
FINANCIAL HIGHLIGHTS........................................   16
TAX INFORMATION.............................................   16
INDEPENDENT AUDITORS' REPORT................................   17
ADDITIONAL INFORMATION......................................   18

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                           [R. JAY GERKEN PHOTO]

                                                        R. JAY GERKEN, CFA
                                                        Chairman, President and
                                                        Chief Executive Officer
DEAR SHAREHOLDER,

The year 2003 marked the end of the three-year equity bear market, with the resurgence of stocks of all sizes and styles and from a variety of industries. However, the greatest gains were made by small-cap, rather than large-cap stocks, and by those whose stock price had fallen the farthest since 2000's market peaks, particularly technology stocks. In general, mid-cap stocks performed better than large-caps, yet not as well as small-caps. Although investment-grade bond performance was quite subdued, many high yield and convertible bonds soared. It is no coincidence that both those bond sectors are heavily influenced by the fortunes of the stock market.

The turning point for stocks came in mid-March as the U.S. ended the uncertainty over the impending Iraq War and the major combat came to a swift completion.
Meanwhile, historically low interest rates and lowered income taxes provided a double economic stimulus, which first raised expectations for economic growth and then led to gains in consumer confidence and rapid expansion.
However, job growth remained sluggish, causing some concerns over the sustainability of both the economic rebound and the market's positive performance.

Within this environment, the fund performed as follows:

                Performance of the Fund as of December 31, 2003

                                                         6 MONTHS   12 MONTHS
                                                         --------   ---------
  MFS VALUE PORTFOLIO................................     16.41%      24.61%
  Russell 1000 Value Index...........................     16.55       30.03
  Lipper Large-Cap Value Variable Funds Category
    Average..........................................     16.04       28.39

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost.

The fund's returns reflect expenses incurred by the fund, but do not reflect any charges or expenses imposed by the variable annuity or life contract you own, and do not reflect the deduction of any taxes. Therefore, your actual returns would have been lower. An investor may not invest directly in the fund.

Index returns are provided for comparison, but an investor cannot invest directly in an index. Additionally, these returns do not reflect any deduction for fees or expenses, as indices are unmanaged, and do not incur such expenses. Index returns also do not reflect any deduction for taxes.

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003 and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 89 funds for the six-month period and among the 83 funds for the 12-month period in the Lipper large-cap value variable funds category.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund and variable insurance products industries have come under the scrutiny of federal and state regulators. Travelers Life & Annuity and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, and other mutual fund and variable product issues in connection with various investigations. The fund has been informed that Travelers Life & Annuity and its affiliates are responding to those information requests and cooperating with the regulators but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 24, 2004

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

MFS VALUE PORTFOLIO

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund returned 24.61%. In comparison, the fund underperformed both its benchmark, the unmanaged Russell 1000 Value Index(i), which returned 30.03% for the same period, and the Lipper large cap value variable funds category, which returned 28.39% for the year.(1)

The fund's underperformance largely occurred in the first half of 2003, which was a challenging market environment for our conservative, quality-focused style when technology stocks and lower-quality stocks with weaker balance sheets led stock market returns. With the release of second-quarter corporate earnings in July 2003, market leadership began to expand to include a broader-based group of economically-sensitive stocks such as basic materials, industrials, energy and transportation (railroad) issues. As a result, the fund's returns improved relative to the benchmark.

PORTFOLIO POSITIONING

The fund's sector positioning did not change significantly during the year. However, we found opportunities to shift into what we believed were more reasonably-valued companies within sectors where company fundamentals had improved but stock prices had lagged the sector's leaders.

As has been the case for most of this year, the fund's relative performance was most affected by its conservative positioning. Throughout the period, its underweighting in autos and housing, technology, and financial stocks detracted from performance. Our cautious positioning within the utility and leisure sectors also hurt returns.

DETRACTORS FROM PERFORMANCE

Although the financial sector made the best contribution to absolute returns, its underweighted position in the group caused relative returns to trail the benchmark. For example, FLEETBOSTON FINANCIAL CORP., which was the object of a takeover by BANK OF AMERICA CORP., made the strongest relative contribution to returns. Investment bank, THE GOLDMAN SACHS GROUP, INC. provided strong returns as the securities markets recovered and merger and acquisition activity increased. The results from those two companies were somewhat offset by weaker, yet still positive, returns from the FEDERAL NATIONAL MORTGAGE ASSOCIATION.

In the leisure sector, cable and publishing holdings such as VIACOM INC. and TRIBUNE CO. experienced weaker-than-expected advertising revenues. Although the price of both stocks rose, they lagged the sector. REED ELSEVIER PLC, which publishes professional journals and textbooks, trailed other leisure stocks. Investors were concerned about tight school budgets and weakness in advertising revenues from its business-to-business publications.

Investors in auto stocks, in which the fund was underweighted, appeared to focus their attention on improving auto sales. We continued to be concerned about U.S. market share losses to overseas manufacturers, weak pricing, earnings quality, and pension and health care liabilities.

The portfolio's cash position, which was held to buy new holdings and to cover investor transfers or redemptions, also detracted from relative performance. In a period when equity markets rose sharply, cash hurt performance against the Russell 1000 Value, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Returns from CATERPILLAR INC., DEERE & CO., and EMERSON ELECTRIC CO. led performance in the industrial goods and services sector. Rising commodity prices combined with increased farm subsidies improved the outlook for spending on agricultural equipment, benefiting Deere & Co. Also, restructuring initiatives continue to drive improvements in margins and free cash flow. Strong quarterly earnings reports and continued expectations for improved economic activity helped move both Caterpillar and Emerson higher. The fund sold Caterpillar before the end of the period when it reached our target price.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 83 funds in the Lipper large-cap value variable funds category including the reinvestment of dividends and capital gains, if any.

Although technology continues to be a relatively small sector in the portfolio, our holdings in this group provided strong absolute returns for the year. Contributors within this group included semiconductor manufacturer TEXAS INSTRUMENTS INC., networking solutions provider NORTEL NETWORKS CORPORATION, semiconductor manufacturer INTEL CORPORATION, and electronic communications firm MOTOROLA, INC. Improvements in telecommunications-related equipment sales also helped to boost Texas Instruments' stock price. Nortel's stock rose sharply in the third quarter when the company announced a number of new contracts with large wireless companies such as VERIZON COMMUNICATIONS INC. and AT&T WIRELESS SERVICES, INC.

Intel's stock price soared throughout the period when the company experienced better-than-expected personal computer sales, positive earnings, and a generally positive semiconductor environment. Motorola's stock price rose as a result of an improved outlook for its handset sales and a more focused corporate strategy. Texas Instruments, Nortel Networks, and Intel stock were sold when they achieved our price objectives.

ALTRIA GROUP, INC, formerly Philip Morris, led the fund's consumer staples holdings. The company continued to rebound from earlier concerns about litigation and competitive pressures.

Thank you for your investment in the MFS Value Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

-s- Lisa B. Nurme

Lisa B. Nurme
Massachusetts Financial Services

-s- Steven R. Gorham

Steven R. Gorham
Massachusetts Financial Services

January 24, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. The opinions expressed are current only through the end of the period of this report as stated on the cover and are subject to change at any time based on market or other conditions. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Bank of America Corp. (3.54%); Exxon Mobil Corp. (3.01%); FleetBoston Financial Corp. (2.82%); The Goldman Sachs Group, Inc., (2.82%); Altria Group, Inc., (2.82%); Johnson & Johnson (2.34%); MetLife, Inc. (2.29%); SunTrust Banks, Inc. (2.29%); Mellon Financial Corp. (2.23%); Pfizer, Inc. (2.23%). Please refer to pages 6 through 9 for a list and percentage breakdown of the funds' holdings.

Fund performance reflects fund expenses, but does not reflect any charges or expenses imposed by your variable contract. Index performance does not reflect any deduction for fees or expenses. An investor may not invest directly in an index.

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Additionally, the fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

(i) The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
 4

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS VALUE PORTFOLIO AS OF 12/31/03 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Year Ended 12/31/03                  24.61%
    Five Years Ended 12/31/03             5.07
    7/20/98* through 12/31/03             3.67
              CUMULATIVE TOTAL RETURN
              -----------------------
    7/20/98* through 12/31/03            21.73%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on July 20, 1998, assuming reinvestment of dividends, through December 31, 2003. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
(LINE GRAPH)

                                                  MFS VALUE PORTFOLIO        RUSSELL 1000 INDEX++      RUSSELL 1000 VALUE INDEX++
                                                  -------------------        --------------------      --------------------------
7/20/98                                                   10000                       10000                        10000
12/98                                                      9506                       11064                        10495
12/99                                                      9979                       13377                        11266
12/00                                                     11135                       12336                        12057
12/01                                                     11247                       10800                        11382
12/02                                                      9769                        8462                         9614
12/31/03                                                  12173                       10991                        12502

 ++ It is the opinion of the management that the Russell 1000 Value Index more accurately reflects the current composition of the Fund than the Russell 1000 Index. In future reporting, the Russell 1000 Value Index will be used as the basis of comparison of total return performance rather than the Russell 1000 Index.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends. The total returns and graph presented above do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 90.8%
-----------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 2.2%
     4,400    Lockheed Martin Corp. ......................................    $   226,160
     6,830    Northrop Grumman Corp.......................................        652,948
-----------------------------------------------------------------------------------------
                                                                                  879,108
-----------------------------------------------------------------------------------------
BANKS -- 13.7%
    17,670    Bank of America Corp........................................      1,421,198
     8,470    Bank One Corp. .............................................        386,147
    25,960    FleetBoston Financial Corp. ................................      1,133,154
    27,910    Mellon Financial Corp. .....................................        896,190
     5,500    PNC Financial Services Group................................        301,015
     6,130    SouthTrust Corp. ...........................................        200,635
    12,850    SunTrust Banks, Inc. .......................................        918,775
     4,400    Wells Fargo & Co. ..........................................        259,116
-----------------------------------------------------------------------------------------
                                                                                5,516,230
-----------------------------------------------------------------------------------------
BEVERAGES -- 0.4%
     3,080    PepsiCo, Inc. ..............................................        143,590
-----------------------------------------------------------------------------------------
CHEMICALS -- 4.1%
     8,870    Air Products & Chemicals, Inc. .............................        468,602
     9,640    The Dow Chemical Co. .......................................        400,735
       700    Monsanto Co. ...............................................         20,146
     9,720    PPG Industries, Inc. .......................................        622,274
     3,380    Praxair, Inc. ..............................................        129,116
-----------------------------------------------------------------------------------------
                                                                                1,640,873
-----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.9%
    25,900    Motorola, Inc. .............................................        364,413
-----------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 1.5%
     5,600    Hewlett-Packard Co. ........................................        128,632
     5,300    International Business Machines Corp. ......................        491,204
-----------------------------------------------------------------------------------------
                                                                                  619,836
-----------------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.5%
     9,880    Smurfit-Stone Container Corp.+..............................        183,472
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 8.5%
    17,100    American Express Co. .......................................        824,733
    11,020    Fannie Mae..................................................        827,161
    11,450    The Goldman Sachs Group, Inc. ..............................      1,130,458
     1,200    Janus Capital Group, Inc. ..................................         19,692
    10,590    Merrill Lynch & Co., Inc. ..................................        621,104
-----------------------------------------------------------------------------------------
                                                                                3,423,148
-----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 4.5%
     7,000    BellSouth Corp. ............................................        198,100
    33,650    SBC Communications, Inc. ...................................        877,256
    20,300    Verizon Communications Inc. ................................        712,124
-----------------------------------------------------------------------------------------
                                                                                1,787,480
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 4.2%
     7,200    Cinergy Corp. ..............................................    $   279,432
     2,500    Dominion Resources, Inc. ...................................        159,575
     9,920    Energy East Corp. ..........................................        222,208
     1,800    Entergy Corp. ..............................................        102,834
     2,800    FirstEnergy Corp. ..........................................         98,560
     2,730    FPL Group, Inc. ............................................        178,597
     3,760    NSTAR.......................................................        182,360
     4,300    PPL Corp. ..................................................        188,125
    11,990    TXU Corp. ..................................................        284,403
-----------------------------------------------------------------------------------------
                                                                                1,696,094
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.4%
     8,400    Emerson Electric Co. .......................................        543,900
-----------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 1.9%
     3,100    Baker Hughes, Inc. .........................................         99,696
     9,230    Noble Corp.+................................................        330,249
     6,160    Schlumberger Ltd. ..........................................        337,075
-----------------------------------------------------------------------------------------
                                                                                  767,020
-----------------------------------------------------------------------------------------
FOOD & DRUG RETAILING -- 0.2%
     2,900    Safeway, Inc.+..............................................         63,539
-----------------------------------------------------------------------------------------
FOOD PRODUCTS -- 4.8%
    38,346    Archer-Daniels-Midland Co. .................................        583,626
    10,970    H.J. Heinz Co. .............................................        399,637
    22,590    Kellogg Co. ................................................        860,227
     5,000    Tyson Foods, Inc., Class A Shares...........................         66,200
-----------------------------------------------------------------------------------------
                                                                                1,909,690
-----------------------------------------------------------------------------------------
GAS UTILITIES -- 0.7%
     4,040    KeySpan Corp. ..............................................        148,672
     4,830    National Fuel Gas Co. ......................................        118,045
-----------------------------------------------------------------------------------------
                                                                                  266,717
-----------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
     1,500    Guidant Corp. ..............................................         90,300
-----------------------------------------------------------------------------------------
HOTELS RESTAURANTS & LEISURE -- 0.3%
     4,800    McDonald's Corp. ...........................................        119,184
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.5%
     9,400    Newell Rubbermaid Inc. .....................................        214,038
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.1%
    14,270    Kimberly-Clark Corp. .......................................        843,214
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.2%
     2,100    Honeywell International, Inc. ..............................         70,203
-----------------------------------------------------------------------------------------
INSURANCE -- 6.0%
    13,720    Allstate Corp. .............................................        590,234
     5,550    The Chubb Corp. ............................................        377,955
     7,180    The Hartford Financial Services Group, Inc. ................        423,835

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
INSURANCE -- 6.0% (CONTINUED)
     2,200    Marsh & McLennan Cos., Inc. ................................    $   105,358
    27,290    MetLife, Inc. ..............................................        918,854
-----------------------------------------------------------------------------------------
                                                                                2,416,236
-----------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.2%
     4,000    Hasbro, Inc. ...............................................         85,120
-----------------------------------------------------------------------------------------
MACHINERY -- 0.8%
     4,650    Deere & Co. ................................................        302,482
-----------------------------------------------------------------------------------------
MEDIA -- 6.6%
    14,000    Comcast Corp., Special Class A Shares+......................        437,920
    13,500    Cox Communications, Inc., Class A Shares+...................        465,075
    23,700    Time Warner Inc.+...........................................        426,363
    11,340    Tribune Co..................................................        585,144
    16,420    Viacom Inc., Class B Shares.................................        728,720
-----------------------------------------------------------------------------------------
                                                                                2,643,222
-----------------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.5%
     4,800    Sears Roebuck & Co. ........................................        218,352
-----------------------------------------------------------------------------------------
OIL & GAS -- 10.7%
    18,090    BP PLC, Sponsored ADR.......................................        892,742
     4,400    ChevronTexaco Corp. ........................................        380,116
    11,870    ConocoPhillips..............................................        778,316
     2,760    Devon Energy Corp. .........................................        158,038
    29,450    Exxon Mobil Corp. ..........................................      1,207,450
     3,770    Total SA, Sponsored ADR.....................................        348,763
    14,850    Unocal Corp. ...............................................        546,926
-----------------------------------------------------------------------------------------
                                                                                4,312,351
-----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.3%
     3,880    Bowater Inc. ...............................................        179,683
     8,020    International Paper Co. ....................................        345,742
-----------------------------------------------------------------------------------------
                                                                                  525,425
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.1%
    18,210    Johnson & Johnson...........................................        940,729
    25,320    Pfizer Inc. ................................................        894,556
    34,600    Schering-Plough Corp. ......................................        601,694
-----------------------------------------------------------------------------------------
                                                                                2,436,979
-----------------------------------------------------------------------------------------
ROAD & RAIL -- 1.7%
     9,620    Union Pacific Corp..........................................        668,398
-----------------------------------------------------------------------------------------
SOFTWARE -- 0.8%
    11,600    Microsoft Corp. ............................................        319,464
-----------------------------------------------------------------------------------------
TOBACCO -- 2.8%
    20,770    Altria Group, Inc. .........................................      1,130,303
-----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
    26,300    AT&T Wireless Services Inc.+................................        210,137
-----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $31,952,959)....................     36,410,518
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003

  SHARES                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
FOREIGN STOCK -- 6.6%
-----------------------------------------------------------------------------------------
CANADA -- 0.1%
     1,700    Finning International Inc. .................................    $    39,463
-----------------------------------------------------------------------------------------
SWITZERLAND -- 3.5%
    10,800    Novartis AG+................................................        490,116
     4,500    Roche Holding AG............................................        453,710
     6,670    Syngenta AG+................................................        449,051
-----------------------------------------------------------------------------------------
                                                                                1,392,877
-----------------------------------------------------------------------------------------
UNITED KINGDOM -- 3.0%
    30,800    BHP Billiton PLC+...........................................        268,300
    21,880    Diageo PLC+.................................................        287,068
    60,400    Reed Elsevier PLC...........................................        503,775
     6,100    Rio Tinto Ltd.+.............................................        168,014
-----------------------------------------------------------------------------------------
                                                                                1,227,157
-----------------------------------------------------------------------------------------
              TOTAL FOREIGN STOCK (Cost -- $2,289,363)....................      2,659,497
-----------------------------------------------------------------------------------------

   FACE
  AMOUNT                                SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.6%
$1,050,000    Federal Home Loan Discount Notes, zero coupon bond to yield
                1.000% due 1/2/04 (Cost -- $1,049,978)....................      1,049,978
-----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $35,292,300*)............    $40,119,993
-----------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purpose is $35,491,385.

  Abbreviation used in this schedule:
  -----------------------------------
  ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2003

ASSETS:
  Investments, at value (Cost -- $35,292,300)...............  $40,119,993
  Cash......................................................            3
  Dividends and interest receivable.........................       68,726
  Receivable for Fund shares sold...........................       10,584
  Receivable from administrator.............................        2,314
-------------------------------------------------------------------------
  TOTAL ASSETS..............................................   40,201,620
-------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fee payable...........................       24,783
  Payable for securities purchased..........................        8,556
  Accrued expenses..........................................       40,292
-------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       73,631
-------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $40,127,989
-------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital...........................................  $37,197,164
  Undistributed net investment income.......................        3,057
  Accumulated net realized loss on investment
     transactions...........................................   (1,900,435)
  Net unrealized appreciation of investments and foreign
     currencies.............................................    4,828,203
-------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $40,127,989
-------------------------------------------------------------------------
SHARES OUTSTANDING..........................................    3,706,378
-------------------------------------------------------------------------
NET ASSET VALUE.............................................       $10.83
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
  Interest..................................................  $   12,252
  Dividends.................................................     819,071
  Less: Foreign withholding tax.............................      (8,252)
------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................     823,071
------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).........................     252,534
  Custody...................................................      28,289
  Audit and legal...........................................      27,911
  Shareholder communications................................      21,494
  Administration fees (Note 2)..............................      20,203
  Trustees' fees............................................       6,354
  Shareholder and system servicing fees.....................       5,003
  Other.....................................................         970
------------------------------------------------------------------------
  TOTAL EXPENSES............................................     362,758
  Less: Expense reimbursement (Note 2)......................     (26,185)
------------------------------------------------------------------------
  NET EXPENSES..............................................     336,573
------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................     486,498
------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES
(NOTE 3):
  Realized Gain From:
     Investment transactions................................     266,346
     Foreign currency transactions..........................       2,599
------------------------------------------------------------------------
  NET REALIZED GAIN.........................................     268,945
------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments From:
     Investments............................................   7,155,111
     Foreign currencies.....................................         321
------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION...................   7,155,432
------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES..............   7,424,377
------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $7,910,875
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,

                                                                 2003          2002
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   486,498   $   440,297
  Net realized gain (loss)..................................      268,945    (1,942,261)
  Increase (decrease) in net unrealized appreciation........    7,155,432    (2,958,914)
---------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........    7,910,875    (4,460,878)
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (493,786)     (704,032)
  Net realized gains........................................           --    (1,300,123)
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (493,786)   (2,004,155)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares..........................    5,804,112     9,850,958
  Net asset value of shares issued for reinvestment of
     dividends..............................................      493,786     2,004,155
  Cost of shares reacquired.................................   (4,566,914)   (6,705,321)
---------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    1,730,984     5,149,792
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................    9,148,073    (1,315,241)
NET ASSETS:
  Beginning of year.........................................   30,979,916    32,295,157
---------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $40,127,989   $30,979,916
---------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........       $3,057        $9,356
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  SIGNIFICANT ACCOUNTING POLICIES

     MFS Value Portfolio ("Fund") is a separate investment fund of The Travelers Series Trust ("Trust"). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of this fund and fifteen other separate investment funds: Travelers Quality Bond, Lazard International Stock, MFS Emerging Growth, Federated High Yield, Federated Stock, Disciplined Mid Cap Stock, U.S. Government Securities, Social Awareness Stock, Pioneer Fund, formerly known as Utilities, Large Cap, Equity Income, Convertible Securities, Merrill Lynch Large Cap Core (formerly MFS Research), MFS Mid Cap Growth and Zero Coupon Bond Fund Portfolio (Series 2005) Portfolios. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the mean between the bid and ask prices; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant event, subsequent to the time a value was so established, is likely to have significantly changed the value then, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and asked prices in the over-the-counter market; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sales price; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays TAMIC an investment advisory fee calculated at the annual rate of 0.75% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

     TAMIC has entered into a sub-advisory agreement with Massachusetts Financial Services ("MFS"). Pursuant to the sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for the Fund. TAMIC pays MFS 0.375% of the Fund's average daily net assets.

     The Travelers Insurance Company ("TIC"), another indirect wholly-owned subsidiary of Citigroup, acts as administrator to the Fund. The Fund pays TIC an administration fee calculated at an annual rate of 0.06% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. TIC has entered into a sub-administrative service agreement with

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.02% of the Fund's average daily net assets, plus $30,000, subject to a maximum of 0.06% of the Fund's average daily net assets.

     For the year ended December 31, 2003, the Fund had a voluntary expense limitation in place of 1.00%. As a result, TIC has agreed to reimburse the Fund for expenses in the amount of $26,185. This expense limitation can be terminated at any time by TIC.

     Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. For the year ended December 31, 2003, the Fund paid transfer agent fees of $5,000 to CTB.

     For the year ended December 31, 2003, Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, did not receive any brokerage commissions.

     One Trustee and all officers of the Trust are employees of Citigroup or its affiliates.

     3.  INVESTMENTS

     During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

-------------------------------------------------------------------------
Purchases...................................................  $20,233,623
Sales.......................................................   18,634,199
-------------------------------------------------------------------------

     At December 31, 2003, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

------------------------------------------------------------------------
Gross unrealized appreciation...............................  $4,905,670
Gross unrealized depreciation...............................    (277,062)
------------------------------------------------------------------------
Net unrealized appreciation.................................  $4,628,608
------------------------------------------------------------------------

     4.  FORWARD FOREIGN CURRENCY CONTRACTS

     The Fund from time to time may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates.

     At December 31, 2003, the Fund did not have any open forward foreign currency contracts.

     5.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

                                                                   YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2003    DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------
Shares sold.................................................         629,956             1,015,193
Shares issued on reinvestment...............................          45,825               218,577
Shares reacquired...........................................        (490,506)             (693,773)
------------------------------------------------------------------------------------------------------
Net Increase................................................         185,275               539,997
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     6.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     The tax basis components of distributable earnings for December 31 were:

                                                                      2003                 2002
------------------------------------------------------------------------------------------------------
Undistributed ordinary income...............................       $     3,057          $    8,620
Accumulated capital losses..................................        (1,701,350)         (1,499,036)
Unrealized appreciation (depreciation)......................         4,629,118          (2,726,298)
------------------------------------------------------------------------------------------------------

     At December 31, 2003 and December 31, 2002, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable to wash sale loss deferrals.

     The tax character of distributions paid during the year ended December 31 was:

                                                                      2003                 2002
------------------------------------------------------------------------------------------------------
Ordinary income.............................................        $493,786            $  843,444
Long-term capital gains.....................................              --             1,160,711
------------------------------------------------------------------------------------------------------
Total.......................................................        $493,786            $2,004,155
------------------------------------------------------------------------------------------------------

     7.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2003, the Fund had, for Federal income tax purposes, approximately $1,701,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                                                                      2010                 2011
------------------------------------------------------------------------------------------------------
Carryforward Amounts........................................       $1,499,000            $202,000
------------------------------------------------------------------------------------------------------

     8.  ADDITIONAL INFORMATION

     The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager, an indirect wholly-owned subsidiary of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds its manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

     The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

     CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

     CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

                                                       2003      2002     2001(1)   2000(1)   1999(1)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................     $ 8.80    $10.83    $10.89    $ 9.93     $9.46
-----------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)........................       0.13      0.12      0.11      0.11      0.13
  Net realized and unrealized gain (loss).........       2.04     (1.53)    (0.00)*    1.02      0.34
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...............       2.17     (1.41)     0.11      1.13      0.47
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...........................      (0.14)    (0.21)    (0.08)    (0.08)       --
  Net realized gains..............................         --     (0.41)    (0.09)    (0.09)       --
-----------------------------------------------------------------------------------------------------
Total Distributions...............................      (0.14)    (0.62)    (0.17)    (0.17)       --
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................     $10.83    $ 8.80    $10.83    $10.89     $9.93
-----------------------------------------------------------------------------------------------------
TOTAL RETURN(3)...................................      24.61%   (13.14)%    1.00%    11.59%     4.97%
-----------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................    $40,128   $30,980   $32,295   $23,326   $19,908
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(4)..................................       1.00%     1.00%     1.00%     1.00%     0.99%
  Net investment income...........................       1.44      1.38      1.01      1.05      1.26
-----------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................         57%       60%      123%       54%       41%
-----------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The Travelers Insurance Company has agreed to reimburse the Fund for expenses in the amounts of $26,185, $44,292, $28,095, $15,528 and $24,087 for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, respectively. If such expenses were not reimbursed, the per share decreases to net investment income and the actual expense ratios would have been as follows:

       PER SHARE DECREASES              EXPENSE RATIOS WITHOUT
    TO NET INVESTMENT INCOME            EXPENSE REIMBURSEMENT
---------------------------------  --------------------------------
2003   2002   2001   2000   1999   2003   2002   2001  2000   1999
-----  -----  -----  -----  -----  -----  -----  ----  -----  -----
$0.01  $0.01  $0.01  $0.01  $0.02  1.08%  1.13%  1.11% 1.07%  1.15%

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2003:

     - For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deductions is 100.00%

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Value Portfolio ("Fund") of The Travelers Series Trust ("Trust") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP

New York, New York
February 13, 2004

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of The Travelers Series Trust ("Trust") are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Trust's administrator at 1-800-842-9368.

                                               TERM OF                                        NUMBER OF
                                            OFFICE(1) AND                                   PORTFOLIOS IN
                              POSITION(S)      LENGTH                                       FUND COMPLEX             OTHER
NAME, ADDRESS                  HELD WITH       OF TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY       BOARD MEMBERSHIPS
AND AGE                          FUND          SERVED              PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 NON-INTERESTED TRUSTEES:(2)
 Robert E. McGill, III        Trustee       Since 1990      Retired                            5            Lydall Inc.; Board of
 295 Hancock Road                                                                                           Managers of 6 Variable
 Williamstown, MA                                                                                           Annuity Separate
 Age 72                                                                                                     Accounts of The
                                                                                                            Travelers Insurance Co.
                                                                                                            ("TIC")
 Lewis Mandell                Trustee       Since 1990      Professor, University of           5            Delaware North Corp.;
 160 Jacobs Hall                                            Buffalo                                         Board of Managers of 6
 Buffalo, NY                                                                                                Variable Annuity
 Age 60                                                                                                     Separate Accounts of TIC

 Frances M. Hawk CFA, CFP     Trustee       Since 1991      Private Investor                   5            Board of Managers of 6
 108 Oxford Hill Lane                                                                                       Variable Annuity
 Downingtown, PA                                                                                            Separate Accounts of TIC
 Age 55

 INTERESTED TRUSTEE:
 R. Jay Gerken, CFA(3)        Chairman,     Since 2002      Managing Director of Citigroup    221           Chairman, Board of
 Citigroup Asset Management   President,                    Global Markets ("CGM");                         Managers of 6 Variable
 ("CAM")                      Chief                         Chairman, President and Chief                   Annuity Separate
 399 Park Avenue, 4th Floor   Executive                     Executive Officer of Smith                      Accounts of TIC
 New York, NY 10022           Officer and                   Barney Fund Management LLC
 Age 52                       Trustee                       ("SBFM"), Travelers Investment
                                                            Adviser, Inc. ("TIA") and Citi
                                                            Fund Management Inc. ("CFM");
                                                            President and Chief Executive
                                                            Officer of certain mutual
                                                            funds associated with
                                                            Citigroup Inc. ("Citigroup");
                                                            formerly, Portfolio Manager of
                                                            Smith Barney Allocation Series
                                                            Inc. (from 1996 to 2001) and
                                                            Smith Barney Growth and Income
                                                            Fund (from 1996 to 2000)

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                  TERM OF                                        NUMBER OF
                                               OFFICE(1) AND                                   PORTFOLIOS IN
                               POSITION(S)        LENGTH                                        FUND COMPLEX          OTHER
NAME, ADDRESS                   HELD WITH         OF TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     BOARD MEMBERSHIPS
AND AGE                            FUND           SERVED              PAST FIVE YEARS             TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 OFFICERS:
 Andrew B. Shoup(4)           Senior Vice      Since 2004      Director of CAM; Senior Vice      N/A                   N/A
 CAM                          President and                    President and Chief
 125 Broad Street, 10th       Chief                            Administrative Officer of
 Floor                        Administrative                   mutual funds associated with
 New York, NY 10004           Officer                          Citigroup; Treasurer of
 Age 47                                                        certain mutual funds
                                                               associated with Citigroup;
                                                               Head of International Funds
                                                               Administration of CAM (from
                                                               2001 to 2003); Director of
                                                               Global Funds Administration of
                                                               CAM from 2000 to 2001; Head of
                                                               U.S. Citibank Funds
                                                               Administration of CAM (from
                                                               1998 to 2000)


 Richard L. Peteka            Treasurer        Since 2002      Director of CGM; Chief            N/A                   N/A
 CAM                                                           Financial Officer and
 125 Broad Street, 11th                                        Treasurer of certain mutual
 Floor                                                         funds associated with
 New York, NY 10004                                            Citigroup; Director and Head
 Age 42                                                        of Internal Control for CAM
                                                               U.S. Mutual Fund
                                                               Administration (from 1999 to
                                                               2002); Vice President, Head of
                                                               Mutual Fund Administration and
                                                               Treasurer at Oppenheimer
                                                               Capital (from 1996 to 1999)


 Andrew Beagley               Chief Anti-       Since          Director of CGM (since 2000);     N/A                   N/A
 CAM                          Money              2002          Director of Compliance, North
 399 Park Avenue, 4th Floor   Laundering                       America, CAM (since 2000);
 New York, NY 10022           Compliance                       Chief Anti-Money Laundering
 Age 40                       Officer                          Compliance Officer and Vice
                                                               President of certain mutual
                                                               funds associated with
                                                               Citigroup; Director of
                                                               Compliance, Europe, the Middle
                                                               East and Africa, CAM (from
                                                               1999 to 2000); Compliance
                                                               Officer, Salomon Brothers
                                                               Asset Management Limited,
                                                               Smith Barney Global Capital
                                                               Management Inc., Salomon
                                                               Brothers Asset Management Asia
                                                               Pacific Limited (from 1997 to
                                                               1999)

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                  TERM OF                                        NUMBER OF
                                               OFFICE(1) AND                                   PORTFOLIOS IN
                               POSITION(S)        LENGTH                                        FUND COMPLEX          OTHER
NAME, ADDRESS                   HELD WITH         OF TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     BOARD MEMBERSHIPS
AND AGE                            FUND           SERVED              PAST FIVE YEARS             TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
 Kaprel Ozsolak               Controller       Since 2002      Vice President of CGM;            N/A                   N/A
 CAM                                                           Controller of certain mutual
 125 Broad Street, 11th                                        funds associated with
 Floor                                                         Citigroup
 New York, NY 10004
 Age 38


 Ernest J. Wright             Secretary        Since 1994      Vice President and Secretary      N/A                   N/A
 Travelers Life & Annuity                                      of TIC
 One Cityplace
 Hartford, CT 06103
 Age 63


 Kathleen A. McGah            Assistant        Since 1995      Deputy General Counsel of TIC     N/A                   N/A
 Travelers Life & Annuity     Secretary
 One Cityplace
 Hartford, CT 06103
 Age 53

---------------

(1) Each Trustee and officer serves until his or her respective successor has been duly elected and qualified.

(2) Mr. Knight Edwards is an Emeritus Trustee. An Emeritus Trustee is permitted to attend meetings, but has no voting power.

(3) Mr. Gerken is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is Managing Director of CGM, an indirect wholly-owned subsidiary of Citigroup, and his ownership shares and options to purchase shares of Citigroup, the indirect parent of TIC.

(4) As of January 21, 2004.

THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

TRUSTEES                               INVESTMENT ADVISER
R. Jay Gerken, CFA
  Chairman                             Travelers Asset Management International Company LLC
Frances M. Hawk, CFA, CFP
Lewis Mandell                          ADMINISTRATOR
Robert E. McGill, III
                                       The Travelers Insurance Company
OFFICERS
                                       CUSTODIAN
R. Jay Gerken, CFA
President and                          State Street Bank and Trust Company
Chief Executive Officer
                                       TRANSFER AGENT
Andrew B. Shoup*                       Citicorp Trust Bank, fsb.
Senior Vice President and
Chief Administrative
Officer
Richard L. Peteka
Treasurer
Andrew Beagley
Chief Anti-Money
Laundering
Compliance Officer
Kaprel Ozsolak
Controller
Ernest J. Wright
Secretary
Kathleen A. McGah
Assistant Secretary

---------------

* As of January 21, 2004.

The Fund is a separate investment fund of The Travelers Series Trust, a Massachusetts business trust.

This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Series Trust: MFS Value Portfolio. It should not be used in connection with any offer except in conjunction with the Prospectuses for the Variable Annuity and Variable Universal Life Insurance products offered by The Travelers Insurance Company or Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including more complete information on charges and expenses.

Series Trust (Annual) (2-04) Printed in U.S.A.

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees of the registrant has determined that Robert E. McGill, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. McGill as the Audit Committee's financial expert. Mr. McGill is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Audit Fees for The Travelers Series Trust of $276,000 and $225,000 for the years ended 12/31/03 and 12/31/02.

         (b) Audit-Related Fees for The Travelers Series Trust of $0 and $0 for the years ended 12/31/03 and 12/31/02.

         (c) Tax Fees for The Travelers Series Trust of $30,000 and $30,000 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Travelers Series Trust.

         (d) All Other Fees for The Travelers Series Trust of $0 and $0 for the years ended 12/31/03 and 12/31/02.

         (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X. The Audit Committee ("Committee") has adopted policies and procedures to, among other purposes, approve all audit and non-audit services provided to the Registrant and certain other persons by the Registrant's independent auditors.

                  The Committee shall not approve non-audit services that the Committee believes may taint the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                  The policies and procedures require the Committee to approve
                  (a) all audit and permissible non-audit services to be provided to the Registrant and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Registrant. In carrying out this responsibility, the Committee shall seek periodically from the Adviser and from the independent auditors a list of audit and permissible non-audit services that can be expected to be rendered to the Registrant, the Adviser or any Covered Service Providers by the Registrant's independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (the "Chairperson") and at least one other member of the Committee, as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee's meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee's per-approval responsibilities to other persons (other than the Adviser or the Fund's officers).

                  Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided by (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

         (f)      N/A

         (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

         (h) Yes. Travelers Series Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Travelers Series Trust or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)      Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)      Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

The Travelers Series Trust

By: /s/ R. Jay Gerken
    R. Jay Gerken
    Chief Executive Officer of
    The Travelers Series Trust

Date: March 10, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ R. Jay Gerken
    R. Jay Gerken
    Chief Executive Officer of
    The Travelers Series Trust

Date: March 10, 2004

By: /s/ Richard L. Peteka
    Richard L. Peteka
    Chief Financial Officer of
    The Travelers Series Trust

Date: March 10, 2004